Bowman Announces Financial Results for Three and Nine Months Ended September 30, 2024
Reston, Va., November 6, 2024 (BUSINESS WIRE) – Bowman Consulting Group Ltd. (Nasdaq: BWMN) (“Bowman” or the “Company”), a national engineering and infrastructure services firm supporting owners and developers of the built environment, today released financial results for the three and nine months ended September 30, 2024.
“I’m pleased to report that we are delivering on our commitment to profitable growth,” said Gary Bowman, Chairman and CEO of Bowman. “For the first time in our history, we exceeded $100 million in net revenue in a single quarter. We are all justifiably proud of this significant milestone given our full year net revenue in 2020, the last year before our IPO, was $103 million. This accomplishment is a testament to the resolve and hard work of everyone at Bowman and our collective dedication to long-term strategic growth.”
“During the third quarter, we focused our efforts on aligning labor with revenue, capitalizing on economies of scale, increasing free cash flow generation and achieving operational excellence,” continued Bowman. “Throughout the company we affected leadership and staffing changes that made immediate, sustainable and positive impacts on operations, business development and revenue visibility. I am pleased with our progress and remain steadfast in the belief that our strategy with respect to markets, services, technology and growth will continue to produce meaningful long-term value for our employees and shareholders.”

Financial Results for the Three Months Ended September 30, 2024, Compared to September 30, 2023:
•Gross contract revenue of $113.9 million, compared to $94.4 million, a 21% increase
•Net service billing1 of $101.4 million, compared to $82.1 million, a 23% increase
•Organic net service billing growth2 of 8%
•Net income of $0.8 million, compared to net income of $1.2 million
•Adjusted EBITDA1 of $17.0 million, compared to $15.1 million, a 13% increase
•Adjusted EBITDA margin, net 1 of 16.7% compared to 18.3%, a 160-bps decrease
•Basic and Diluted EPS of $0.04 compared to $0.08

Financial Results for the Nine Months Ended September 30, 2024, Compared to September 30, 2023:
•Gross contract revenue of $313.3 million, compared to $253.3 million, a 24% increase
•Net service billing1 of $281.0 million, compared to $223.5 million, a 26% increase
•Organic net service billing growth2 of 6%
•Net loss of $2.9 million, compared to net income of $1.1 million
•Adjusted EBITDA1 of $42.5 million, compared to $35.8 million, a 19% increase
•Adjusted EBITDA margin, net 1 of 15.1% compared to 16.0%, a 90-bps decrease
•Basic and Diluted EPS of ($0.18) compared to $0.08 and $0.07, respectively
•Gross backlog1 of $380 million, compared to $299 million, a 27% increase

Other Events of Note:
•During the three months ended September 30, 2024, the Company repurchased 496,628 shares of its common stock for $11.9 million3
•On October 31, 2024, the Company entered into a definitive purchase agreement to acquire Exeltech Consulting, Inc., a bridge design and transportation engineering firm based in Lacey, Washington, subject to usual and customary closing conditions.

Non-GAAP Adjusted Earnings per Share:
In connection with the release of financial results the Company reported the non-GAAP financial metric of Adjusted (Loss) Earnings per Share4 (“Adjusted EPS”) as follows:

For the three months ended September 30, 2024, compared to September 30, 2023:
•Adjusted Net Income1 was $5.5 million compared to $5.3 million
•Basic and Diluted Adjusted EPS was $0.31 and $0.30, compared to $0.36 and $0.34, respectively

For the nine months ended September 30, 2024, compared to September 30, 2023:
•Adjusted Net Income1 was $8.2 million compared to $11.2 million
•Basic and Diluted Adjusted EPS was $0.49 and $0.48, compared to $0.79 and $0.73, respectively

Updating FY 2024 Guidance and Introducing 2025 Outlook
The Company is raising its full year 2024 guidance for net service billing to be in the range of $376 to $386 million and reaffirming its guidance for Adjusted EBITDA to be in the range of $58 to $63 million. The Company is introducing its full year 2025 outlook for net service billing to be in the range of $422 to $437 million and for Adjusted EBITDA to be in the range of $68 to $75 million. The current outlook for 2024 and 2025 is based on completed and definitively contracted acquisitions as of the date of this release and does not include contributions from any future acquisitions. Management discusses the Company’s acquisition pipeline and its prospective impact during regularly scheduled earnings calls.

Q3 2024 Earnings Webcast
Bowman will host an earnings webcast to discuss the results of the quarter as follows:
Date: November 7, 2024
Time: 9:00 a.m. Eastern Time
Hosts: Gary Bowman, Chairman and CEO and Bruce Labovitz, Chief Financial Officer
Where: http://investors.bowman.com

About Bowman Consulting Group Ltd.
Headquartered in Reston, Virginia, Bowman is a national engineering services firm delivering infrastructure solutions to customers who own, develop, and maintain the built environment. With over 2,250 employees and more than 95 offices throughout the United States, Bowman provides a variety of planning, engineering, geospatial, construction management, commissioning, environmental consulting, land procurement and other technical services to customers operating in a diverse set of regulated end markets. Bowman trades on the Nasdaq under the symbol BWMN. For more information, visit bowman.com or investors.bowman.com.

Investor Relations Contacts:
Bruce Labovitz Betsy Patterson
ir@bowman.com ir@bowman.com
(703) 464-1029 (310) 622-8227
1 Non-GAAP financial metric the Company believes offers valuable perspective on results of operations (see non-GAAP tables below for reconciliations).
2 For the three months, trailing four quarters organic growth as of September 30, 2024, and September 30, 2023, respectively. For the nine months, trailing three quarters organic growth as of September 30, 2024, and September 30, 2023, respectively. In both cases, excludes revenue from acquisitions completed after September 30, 2023.
3 Pursuant to the Company’s $25 million repurchase authorization.
4 Basic Adjusted EPS and Diluted Adjusted EPS are all non-GAAP financial metrics the Company believes offer valuable perspectives on results of operations (see non-GAAP tables below for reconciliations). Adjusted EPS (Basic and Diluted) include addbacks for non-reoccurring expenses specific to acquisitions, non-cash stock compensation expense associated with pre-IPO grants, and other expenses not in the ordinary course of business. With respect to the elimination of any non-cash stock compensation expense, the Company computes an adjusted tax expense or benefit which accounts for the elimination of any periodic windfall or shortfall tax effects resulting from the difference between grant date fair value and vest date value. With respect to all other eliminations, the Company applies its average marginal statutory tax rate, currently 25.6%, to derive the tax adjustment associated with the elimination of expenses. A reconciliation of non-GAAP Adjusted EPS to GAAP EPS, both basic and diluted, is included with this press release for reference.

Forward-Looking Statements
This press release may contain “forward-looking statements” within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995. All statements contained in this press release other than statements of historical fact, including statements regarding our future results of operations and financial position, business strategy and plans and objectives for future operations, are forward-looking statements and represent our views as of the date of this press release. The words “anticipate”, “believe”, “continue”, “estimate”, “expect”, “intend”, “may”, “will”, “goal” and similar expressions are intended to identify forward-looking statements. We have based these forward-looking statements on our current expectations and projections about future events and financial trends that we believe may affect our financial condition, results of operations, business strategy, short-term and long-term business operations and objectives and financial needs. These forward-looking statements are subject to several assumptions and risks and uncertainties, many of which involve factors or circumstances that are beyond our control that could affect our financial results. The Company cautions that these statements are qualified by important factors that could cause actual results to differ materially from those reflected by the forward-looking statements contained in this news release. Such factors include: (a) changes in demand from the local and state government and private clients that we serve; (b) general economic conditions, nationally and globally, and their effect on the market for our services; (c) competitive pressures and trends in our industry and our ability to successfully compete with our competitors; (d) changes in laws, regulations, or policies; and (e) the “Risk Factors” set forth in the Company’s most recent SEC filings. Considering these risks, uncertainties and assumptions, the future events and trends discussed in this press release may not occur and actual results could differ materially and adversely from those anticipated or implied in any forward-looking statements. Except as required by law, we are under no obligation to update these forward-looking statements after the date of this press release, or to update the reasons if actual results differ materially from those anticipated in the forward-looking statements.

Non-GAAP Financial Measures and Other Key Metrics
We supplement our consolidated financial statements, which are prepared and presented in accordance with GAAP, with certain non-GAAP financial measures, as described below, to help represent, explain, and understand our operating performance. These non-GAAP financial measures may be different than similarly referenced measures used by other companies. The non-GAAP measures are intended to enhance investors’ overall understanding and evaluation of our financial performance and should not be considered a substitute for, or superior to, the financial information prepared and presented in accordance with GAAP. We present these non-GAAP financial measures to assist investors in seeing our financial performance in a manner more aligned with management’s view and believe these measures provide additional tools by which investors can evaluate our core financial performance over multiple periods relative to other companies in our industry. Reconciliations of non-GAAP financial measures to the most directly comparable GAAP financial measures are included in the financial tables accompanying this press release.

BOWMAN CONSULTING GROUP LTD.
CONDENSED CONSOLIDATED BALANCE SHEETS
(Amounts in thousands except per share data)

	September 30, 2024	December 31, 2023
	(Unaudited)
ASSETS
Current Assets
Cash and equivalents	$ 11,660	$ 20,687
Accounts receivable, net	105,406	87,565
Contract assets	43,838	33,520
Notes receivable - officers, employees, affiliates, current portion	1,146	1,199
Prepaid and other current assets	10,869	11,806
Total current assets	172,919	154,777
Non-Current Assets
Property and equipment, net	43,983	27,601
Operating lease, right-of-use assets	41,271	40,743
Goodwill	134,084	96,393
Notes receivable	903	903
Notes receivable - officers, employees, affiliates, less current portion	1,110	1,119
Other intangible assets, net	59,524	46,294
Deferred tax asset, net	41,682	33,780
Other assets	1,481	1,175
Total Assets	$ 496,957	$ 402,785
LIABILITIES AND EQUITY
Current Liabilities
Revolving credit facility	32,332	45,290
Accounts payable and accrued liabilities	43,983	44,394
Contract liabilities	8,905	7,481
Notes payable, current portion	15,134	13,989
Operating lease obligation, less current portion	10,635	9,016
Finance lease obligation, current portion	9,817	6,586
Total current liabilities	120,806	126,756
Non-Current Liabilities
Other non-current obligations	51,971	42,288
Notes payable, less current portion	20,251	13,738
Operating lease obligation, less current portion	36,681	37,660
Finance lease obligation, less current portion	18,829	14,408
Pension and post-retirement obligation, less current portion	5,213	4,654
Total liabilities	$ 253,751	$ 239,504

Shareholders' Equity
Preferred Stock, $0.01 par value; 5,000,000 shares authorized, no shares issued and outstanding as of September 30, 2024 and December 31, 2023	-	-
Common stock, $0.01 par value; 30,000,000 shares authorized as of September 30, 2024 and December 31, 2023; 21,242,813 shares issued and 17,738,740 outstanding, and 17,694,495 shares issued and 15,094,278 outstanding as of September 30, 2024 and December 31, 2023, respectively	212	177
Additional paid-in-capital	323,255	215,420
Accumulated other comprehensive income	559	590
Treasury stock, at cost; 3,504,073 and 2,600,217, respectively	(51,489)	(26,410)
Stock subscription notes receivable	(42)	(76)
Accumulated deficit	(29,289)	(26,420)
Total shareholders' equity	$ 243,206	$ 163,281

TOTAL LIABILITIES AND EQUITY	$ 496,957	$ 402,785

BOWMAN CONSULTING GROUP LTD.
CONDENSED CONSOLIDATED INCOME STATEMENTS
(Amounts in thousands except per share data)
(Unaudited)

	For the Three Months Ended September 30,		For the Nine Months Ended September 30,
	2024	2023	2024	2023
Gross Contract Revenue	$ 113,932	$ 94,434	$ 313,341	$ 253,290
Contract costs: (exclusive of depreciation and amortization below)
Direct payroll costs	41,713	33,383	118,471	94,287
Sub-consultants and expenses	12,569	12,310	32,308	29,811
Total contract costs	54,282	45,693	150,779	124,098
Operating Expenses:
Selling, general and administrative	51,903	41,735	145,795	113,717
Depreciation and amortization	7,395	4,500	20,572	12,785
(Gain) on sale	(81)	(110)	(393)	(347)
Total operating expenses	59,217	46,125	165,974	126,155
Income (loss) from operations	433	2,616	(3,412)	3,037
Other expense	1,572	1,495	6,000	3,852
(Loss) income before tax benefit	(1,139)	1,121	(9,412)	(815)
Income tax (benefit)	(1,910)	(62)	(6,543)	(1,901)
Net income (loss)	$ 771	$ 1,183	$ (2,869)	$ 1,086
Earnings allocated to non-vested shares	53	146	–	140
Net income (loss) attributable to common shareholders	$ 718	$ 1,037	$ (2,869)	$ 946
Earnings (loss) per share
Basic	$ 0.04	$ 0.08	$ (0.18)	$ 0.08
Diluted	$ 0.04	$ 0.08	$ (0.18)	$ 0.07
Weighted average shares outstanding:
Basic	16,537,472	12,814,971	15,559,279	12,304,751
Diluted	16,835,337	13,793,120	15,559,279	13,437,841

BOWMAN CONSULTING GROUP LTD.
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(Amounts in thousands except per share data)
(Unaudited)

	For the Nine Months Ended September 30,
	2024	2023
Cash Flows from Operating Activities:
Net (loss) income	$ (2,869)	$ 1,086
Adjustments to reconcile net income to net cash provided by operating activities
Depreciation and amortization - property, plant and equipment	9,722	7,172
Amortization of intangible assets	10,850	5,613
Gain on sale of assets	(393)	(347)
Credit losses	1,043	630
Stock based compensation	20,272	18,280
Accretion of discounts on notes payable	486	459
Deferred taxes	(18,351)	(11,134)
Changes in operating assets and liabilities
Accounts receivable	(10,830)	(14,581)
Contract assets	(5,229)	(8,118)
Prepaid expenses and other assets	2,909	(4,370)
Accounts payable and accrued expenses	6,438	19,752
Contract liabilities	(1,666)	(2,171)
Net cash provided by operating activities	12,382	12,271
Cash Flows from Investing Activities:
Purchases of property and equipment	(819)	(2,081)
Fixed assets converted to lease financing	17	-
Proceeds from sale of assets and disposal of leases	399	347
Payments received under loans to shareholders	61	115
Acquisitions of businesses, net of cash acquired	(23,327)	(15,442)
Collections under stock subscription notes receivable	33	62
Net cash used in investing activities	(23,636)	(16,999)
Cash Flows from Financing Activities:
Proceeds from common stock offering, net of underwriting discounts and commissions and other offering costs	47,151	–
(Repayments) Borrowings under revolving credit facility	(12,958)	22,379
Repayments under fixed line of credit	(345)	(381)
Proceeds from notes payable	6,209	–
Repayment under notes payable	(10,951)	(8,715)
Proceeds from finance leases	4,567	–
Payments on finance leases	(6,462)	(4,989)
Payment of contingent consideration from acquisitions	(1,357)	–
Payments for purchase of treasury stock	(11,130)	(3,594)
Repurchases of common stock	(13,950)	–
Proceeds from issuance of common stock	1,453	1,177
Net cash provided by financing activities	2,227	5,877
Net (decrease) increase in cash and cash equivalents	(9,027)	1,149
Cash and cash equivalents, beginning of period	20,687	13,282
Cash and cash equivalents, end of period	$ 11,660	$ 14,431
Supplemental disclosures of cash flow information:
Cash paid for interest	$ 5,073	$ 2,815
Cash paid for income taxes	$ 7,792	$ 900
Non-cash investing and financing activities
Property and equipment acquired under finance lease	$ (9,558)	$ (6,724)
Note payable converted to common shares	$ (3,368)	$ (672)
Issuance of notes payable for acquisitions	$ (15,291)	$ (6,277)
Issuance of contingent considerations	$ (1,722)	$ (8,599)
Settlement of contingent consideration	$ 1,202	$ –

BOWMAN CONSULTING GROUP LTD.
RECONCILIATION OF EPS TO ADJUSTED EPS
(Amounts in thousands except per share data)

	For the Three Months Ended September 30,		For the Nine Months Ended September 30,
	2024	2023	2024	2023
Net income (loss) (GAAP)	$ 771	$ 1,183	$ (2,869)	$ 1,086
+ tax (benefit) (GAAP)	(1,910)	(62)	(6,543)	(1,901)
(Loss) income before tax expense (GAAP)	$ (1,139)	$ 1,121	$ (9,412)	$ (815)
+ acquisition related expenses	1,064	555	4,349	2,177
+ amortization of intangibles	3,696	1,948	10,850	5,613
+ non-cash stock comp related to pre-IPO	796	1,744	3,473	5,207
+ other non-core expenses	1,954	560	2,767	674
Adjusted income before tax expense	$ 6,371	$ 5,928	$ 12,027	$ 12,856
Adjusted income tax expense	858	620	3,791	1,665
Adjusted net income	$ 5,513	$ 5,308	$ 8,236	$ 11,191
Adjusted earnings allocated to non-vested shares	381	655	650	1,438
Adjusted net income attributable to common shareholders	$ 5,132	$ 4,653	$ 7,586	$ 9,753
Earnings (loss) per share (GAAP)
Basic	$ 0.04	$ 0.08	$ (0.18)	$ 0.08
Diluted	$ 0.04	$ 0.08	$ (0.18)	$ 0.07
Adjusted earnings per share (Non-GAAP)
Basic	$ 0.31	$ 0.36	$ 0.49	$ 0.79
Diluted	$ 0.30	$ 0.34	$ 0.48	$ 0.73
Weighted average shares outstanding
Basic	16,537,472	12,814,971	15,559,279	12,304,751
Diluted	16,835,337	13,793,120	15,904,025	13,437,841

Basic Adjusted Earnings (Loss) Per Share Summary - Non-GAAP	For the Three Months Ended September 30,		For the Nine Months Ended September 30,
	2024	2023	2024	2023
Earnings (loss) per share (GAAP)	$ 0.04	$ 0.08	$ (0.18)	$ 0.08
Pre-tax basic per share adjustments	$ 0.35	$ 0.38	$ 0.95	$ 0.97
Adjusted earnings per share before tax expense	$ 0.39	$ 0.46	$ 0.77	$ 1.05
Tax expense per share adjustment	$ 0.05	$ 0.05	$ 0.24	$ 0.14
Adjusted earnings per share - adjusted net income	$ 0.34	$ 0.41	$ 0.53	$ 0.91
Adjusted earnings per share allocated to non-vested shares	$ 0.03	$ 0.05	$ 0.04	$ 0.12
Adjusted earnings per share attributable to common shareholders	$ 0.31	$ 0.36	$ 0.49	$ 0.79

Diluted Adjusted Earnings (Loss) Per Share Summary - Non-GAAP	For the Three Months Ended September 30,		For the Nine Months Ended September 30,
	2024	2023	2024	2023
Earnings (loss) per share (GAAP)	$ 0.04	$ 0.08	$ (0.18)	$ 0.07
Pre-tax diluted per share adjustments	$ 0.34	$ 0.35	$ 0.94	$ 0.89
Adjusted earnings per share before tax expense	$ 0.38	$ 0.43	$ 0.76	$ 0.96
Tax expense per share adjustment	$ 0.05	$ 0.04	$ 0.24	$ 0.12
Adjusted earnings per share - adjusted net income	$ 0.33	$ 0.39	$ 0.52	$ 0.84
Adjusted earnings per share allocated to non-vested shares	$ 0.03	$ 0.05	$ 0.04	$ 0.11
Adjusted earnings per share attributable to common shareholders	$ 0.30	$ 0.34	$ 0.48	$ 0.73

BOWMAN CONSULTING GROUP LTD.
RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL MEASURES
(Amounts in thousands except per share data)

Combined Statement of Operations Reconciliation	For the Three Months Ended September 30,			For the Nine Months Ended September 30,
	2024	2023		2024	2023
Gross contract revenue	$ 113,932	$ 94,434		$ 313,341	$ 253,290
Contract costs (exclusive of depreciation and amortization)	54,282	45,693		150,779	124,098
Operating expense	59,217	46,125		165,974	126,155
Income (loss) from operations	433	2,616		$ (3,412)	$ 3,037
Other expense	1,572	1,495		6,000	3,852
Income tax (benefit)	(1,910)	(62)		(6,543)	(1,901)
Net income (loss)	$ 771	$ 1,183		$ (2,869)	$ 1,086
Net margin	0.7%	1.3%		(0.9) %	0.4%

Other financial information [1]
Net service billing	$ 101,363	$ 82,124		$ 281,033	$ 223,479
Adjusted EBITDA	16,970	15,057		42,511	35,783
Adjusted EBITDA margin, net	16.7%	18.3%		15.1%	16.0%

Gross Contract Revenue to Net Service Billing Reconciliation	For the Three Months Ended September 30,			For the Nine Months Ended September 30,
	2024	2023		2024	2023
Gross contract revenue	$ 113,932	$ 94,434		$ 313,341	$ 253,290
Less: sub-consultants and other direct expenses	12,569	12,310		32,308	29,811
Net service billing	$ 101,363	$ 82,124		$ 281,033	$ 223,479

Adjusted EBITDA Reconciliation	For the Three Months Ended September 30,			For the Nine Months Ended September 30,
	2024	2023		2024	2023
Net Service Billing	$ 101,363	$ 82,124		$ 281,033	$ 223,479

Net income (loss)	$ 771	$ 1,183		$ (2,869)	$ 1,086
+ interest expense	1,938	1,538		5,844	3,545
+ depreciation & amortization	7,395	4,500		20,572	12,785
+ tax (benefit)	(1,910)	(62)		(6,543)	(1,901)
EBITDA	$ 8,194	$ 7,159		$ 17,004	$ 15,515
+ non-cash stock compensation	6,448	7,158		20,386	18,480
+ transaction related expenses	–	63	63	–	186
+ settlements and other non-core expenses	1,954	560	560	2,767	674
+ acquisition expenses	374	117		2,354	928
Adjusted EBITDA	$ 16,970	$ 15,057		$ 42,511	$ 35,783
Adjusted EBITDA margin, net	16.7%	18.3%		15.1%	16.0%

1 Non-GAAP financial metrics the Company believes offer valuable perspective on results of operations. See Non-GAAP tables below for reconciliations.

BOWMAN CONSULTING GROUP LTD.
GROSS CONTRACT REVENUE COMPOSITION
(Unaudited)

(dollars in thousands)	For the Three Months Ended September 30,
Consolidated Gross Revenue	2024	%	2023	%	Change	% Change
Building Infrastructure[3]	56,174	49.3%	51,909	55.0%	4,265	8.2%
Transportation	21,851	19.2%	19,769	20.9%	2,082	10.5%
Power and Utilities[3]	20,041	17.6%	18,586	19.7%	1,455	7.8%
Other Emerging Markets[1]	15,866	13.9%	4,170	4.4%	11,696	280.5%
Total	113,932	100.0%	94,434	100.0%	19,498	20.6%

Acquired[2]	23,332	20.5%	15,431	16.3%	7,901	51.2%

(dollars in thousands)	For the Nine Months Ended September 30,
Consolidated Gross Revenue	2024	%	2023	%	Change	% Change
Building Infrastructure[3]	165,709	52.9%	144,862	57.2%	20,847	14.4%
Transportation	60,145	19.2%	51,658	20.4%	8,487	16.4%
Power and Utilities[3]	56,229	17.9%	47,481	18.7%	8,748	18.4%
Other Emerging Markets[1]	31,258	10.0%	9,289	3.7%	21,969	236.5%
Total	313,341	100.0%	253,290	100.0%	60,051	23.7%

Acquired[2]	49,767	15.9%	27,050	10.7%	22,717	84.0%

1 Represents environmental, mining, water resources, imaging and mapping, and other.

2 Acquired revenue in prior periods is as previously reported; four quarters post-closing, acquired revenue is reclassified as organic for the purpose of calculating organic growth rates.

3 Includes certain reclassifications of revenue between categories from prior periods for consistency of presentation.

BOWMAN CONSULTING GROUP LTD.
GROSS BACKLOG BY CATEGORY AT SEPTEMBER 30, 2024
(Unaudited)

Category	Percentage
Building Infrastructure	46%
Transportation	29%
Power and Utilities	15%
Emerging Markets	10%
TOTAL	100%